EXHIBIT 24

POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned
Director and/or
Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, MARTIN A.
WATERS, RICHARD D. LEVINSON, ROBERT N.
LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent,in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration
Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the
Registration Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank, N.A. to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange
Commission in respect thereof, or with rules and regulations of the Office of the
Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the securities or other similar laws of jurisdictions outside of the United States of America in respect thereof; and

      HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof;
and

      HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:  May 31, 1995.


                        /s/ D. Wayne Calloway
                        Name:D. Wayne Calloway
                        Title:Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK,
N.A., a national association hereby constitutes and appoints each of GREGORY C.
EHLKE, MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N.
LAUGHLIN and MICHAEL T.
NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

             HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: May 31, 1995.


                                    /s/ Colby H. Chandler
                                    Name:Colby H. Chandler

               Title:Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

            HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

           HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:  May 31, 1995.

                        /s/ Pei-yuan Chia
                        Name:Pei-yuan Chia
                        Title: Vice Chairman
                               And Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

            HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

           HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated:  May 31, 1995.

                        /s/ Paul J. Collins
                        Name:Paul J. Collins
                        Title: Vice Chairman
                               And Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and
             HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof;
and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: May 31, 1995.


                                    /s/ Kenneth T. Derr
                                    Name:Kenneth T. Derr
                                    Title:Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

             HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Dated: May 31, 1995
                                      /s/ H.J. Haynes

          Name: H. J. Haynes
                                    Title: Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

            HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: May 31, 1995.


                                    /s/ William R. Rhodes
                                    Name:William R. Rhodes
                                   Title:Vice Chairman and Director


POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT her true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in her capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

            HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set her hand.


Dated: May 31, 1995.


                        /s/ Rozanne L. Ridgway
                        Name:Rozanne L. Ridgway
                        Title:Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

             HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: May 31, 1995.


                                    /s/ H. Onno Ruding
                                    Name:H. Onno Ruding
                                    Title:Vice Chairman and
Director

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned
Director and/or
Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE, PETER M.
GALLANT, ROBERT N. LAUGHLIN, MICHAEL T. NUGENT, JOHN F. RICE and MARTIN A. WATERS his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or Citibank,
N.A. to comply with the securities or ther similar laws of jurisdictions outside of the United States of America in respect thereof; and

     HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Dated: May 31, 1995.


                                    /s/Robert B. Shapiro
                                    Name:Robert B. Shapiro
                                    Title:Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

             HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: May 31, 1995.


                                    /s/ Frank A. Shrontz
                                    Name:Frank A. Shrontz
                                    Title:Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and
Exchange Commission in respect thereof, or with any rules and regulations of the
Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of
America in respect thereof; and

             HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: May 31, 1995.


                                    /s/ Mario H. Simonsen
                                    Name:Mario H. Simonsen
                                   Title:Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

             HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: May 31, 1995.


                                    /s/ Roger B. Smith
                                    Name:Roger B. Smith
                                    Title:Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

             HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: May 31, 1995.


                        /s/ Christopher J. Steffen
                        Name:Christopher J. Steffen
                        Title: Vice Chairman and Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

             HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: May 31, 1995.


                                    /s/ Franklin A. Thomas
                                   Name:Franklin A. Thomas
                                  Title:Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

             HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: May 31, 1995.


                        /s/ Edgar S. Woolard, Jr.
                        Name:Edgar S. Woolard, Jr.
                        Title:Director

POWER OF ATTORNEY

             KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of CITICORP, a Delaware corporation, and/or CITIBANK, N.A., a national association hereby constitutes and appoints each of GREGORY C. EHLKE,
MARTIN A. WATERS, RICHARD D. LEVINSON, ROBERT N. LAUGHLIN and MICHAEL T. NUGENT his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things in connection with the registration statement dated the date hereof (the "Registration Statement") to be filed with the United States Securities and Exchange Commission or the Office of the Comptroller of the Currency, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the
Registration Statement in the name of the undersigned in his capacity as Director and/or Officer of Citicorp and/or Citibank, N.A., any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration
Statement or amendments thereto, any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp and/or
Citibank, N.A. to comply with the Securities Act of 1933, as amended, the
Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the United States Securities and Exchange Commission in respect thereof, or with any rules and regulations of the Office of the Comptroller of the Currency, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable Citicorp similar laws of jurisdictions outside of the United States of America in respect thereof; and

             HEREBY RATIFIES AND CONFIRMS all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof; and

             HEREBY REVOKES all prior powers of attorney relating to the foregoing acts.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Dated: May 31, 1995.


                        /s/ John S. Reed
                        Name:John S. Reed
                        Title:Chairman and Director